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                                                       Deutsche Asset Management


Flag Investors Series Funds, Inc.
Flag International Equity Fund - Class A, Class B and Class C Shares Flag International Equity Fund - Institutional Shares

Supplement dated March 30, 2001 to Prospectuses dated March 1, 2001

The International Equity Fund (the `Fund') seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio (the `Portfolio'). At a special meeting of shareholders held in September 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. (`DeAM, Inc.'). This new investment advisory agreement could be implemented within two years of the date of the special meeting, upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not "interested persons," generally referred to as independent trustees. Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, DeAM, Inc. and Bankers Trust, under which Bankers Trust may perform certain of DeAM, Inc.'s responsibilities, at DeAM, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreements. In March 2001, the independent trustees of the Portfolio unanimously approved the new investment advisory agreement and new sub-advisory agreements.

As a result, certain disclosures in the Fund's prospectuses must be modified.

The following replaces the first five paragraphs under the "Investment Adviser"
section in the Fund's prospectuses:

Deutsche Asset Management, Inc. (`DeAM, Inc.') serves as the investment advisor to the Portfolio. Subject to the supervision of the Portfolio's Board of Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. For its services as investment advisor, DeAM, Inc. receives a fee of 0.65% of the Fund's average daily net assets. This is the same fee that Bankers Trust, the previous investment advisor to the Portfolio, received for its services in the last fiscal year.

DeAM, Inc. is located at 130 Liberty Street, New York, NY 10006. DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of December 31, 2000, managed approximately $16 billion in assets.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.



               Please Retain This Supplement for Future Reference


SUPPIEF (03/01)

CUSIP:
338.329.105
338.329.303
338.329.402
338.329.___

                                                A Member of the
                                                Deutsche Bank Group (LOGO)